UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2016

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On August 30, 2016, MB Financial, Inc. (“MB Financial”) filed a Current Report on Form 8-K to report, among other things, under Item 2.01, the completion of its acquisition of American Chartered Bancorp, Inc. (“American Chartered”), which occurred on August 24, 2016.  In that filing, MB Financial indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01.  This amendment is being filed to provide such financial information.

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired

The audited consolidated balance sheets as of December 31, 2015 and 2014 and the audited consolidated statements of income, comprehensive income, equity, and cash flows for the years ended December 31, 2015 and 2014 of American Chartered are filed as Exhibit 99.2.

The unaudited consolidated balance sheets as of June 30, 2016 and December 31, 2015 and the unaudited consolidated statements of income, comprehensive income, equity, and cash flows for the six months ended June 30, 2016 and 2015 of American Chartered are filed as Exhibit 99.3.

(b)         Pro Forma Financial Information

The pro forma financial information required by this Item is filed as Exhibit 99.4.

(c)          Exhibits

23.1            Consent of Crowe Horwath LLP

99.2            Audited consolidated balance sheets as of December 31, 2015 and 2014 and audited consolidated statements of income, comprehensive income, equity, and cash flows for the years ended December 31, 2015 and 2014 of American Chartered

99.3            Unaudited consolidated balance sheets as of June 30, 2016 and December 31, 2015 and unaudited consolidated statements of income, comprehensive income, equity, and cash flows for the six months ended June 30, 2016 and 2015 of American Chartered

99.4            Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of June 30, 2016 and for the six months and year ended June 30, 2016 and December 31, 2015, respectively

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: November 9, 2016	By:	/s/Randall T. Conte
Randall T. Conte
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Crowe Horwath LLP

99.2

Audited consolidated balance sheets as of December 31, 2015 and 2014 and audited consolidated statements of income, comprehensive income, equity, and cash flows for the years ended December 31, 2015 and 2014 of American Chartered

99.3

Unaudited consolidated balance sheets as of June 30, 2016 and December 31, 2015 and unaudited consolidated statements of income, comprehensive income, equity, and cash flows for the six months ended June 30, 2016 and 2015 of American Chartered

99.4	Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of June 30, 2016 and for the six months and year ended June 30, 2016 and December 31, 2015, respectively